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                                                                EXHIBIT 10.17.13

                                AMENDMENT NO. 3

          AMENDMENT NO. 3 dated as of March 15, 2002 (this "Amendment No. 3")
                                                            ---------------
to the Series 2 Incremental Revolving Credit Agreement referred to below, between CHART INDUSTRIES, INC. (the "Borrower"); the SUBSIDIARY BORROWER party
                                     --------
hereto; each of the SUBSIDIARY GUARANTORS party hereto; and the SERIES 2 LENDERS party hereto.

          The Borrower, the Subsidiary Borrower, the Subsidiary Guarantors, each of the Series 2 Lenders and the Administrative Agent are parties to (i) a Series 2 Incremental Revolving Credit Agreement dated as of April 17, 2001 (the "Series 2 Incremental Revolving Credit Agreement") and (ii) a Credit Agreement
------------------------------------------------
dated as of April 12, 1999 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"). The Borrower, the
                                ----------------
Subsidiary Borrower, the Subsidiary Guarantors, the Series 2 Lenders and the Administrative Agent wish to amend the Series 2 Incremental Revolving Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

          Section 1.  Definitions.  Except as otherwise defined in this
                      -----------
Amendment No. 3, terms defined in the Credit Agreement and the Series 2 Incremental Revolving Credit Agreement are used herein as defined therein.

          Section 2.  Amendments.  Subject to the satisfaction of the
                      ----------
conditions precedent specified in Section 4, but effective as of the date hereof, the Series 2 Incremental Revolving Credit Agreement shall be amended as follows:

          2.01. References in the Series 2 Incremental Revolving Credit Agreement (including references to the Series 2 Incremental Revolving Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Series 2 Incremental Revolving Credit Agreement as amended hereby.

          2.02. The definition of "Series 2 Commitment Termination Date" in
Article I of the Series 2 Incremental Revolving Credit Agreement is hereby amended to read in its entirety as follows:

          "Series 2 Commitment Termination Date" means March 31, 2003.
           ------------------------------------

          Section 3. Representations and Warranties. The Borrower
                     ------------------------------
represents and warrants to the Series 2 Lenders that (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to "this Agreement" included reference to this Amendment No. 3 and (b) no Default shall have occurred and be continuing.

      Amendment No. 3 to Series 2 Incremental Revolving Credit Agreement
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                                      -2-

          Section 4. Conditions Precedent. The amendments to the Series
                     --------------------
2 Incremental Revolving Credit Agreement set forth in Section 2 shall become effective, as of the date hereof, upon the receipt by the Administrative Agent
(x) of counterparts of this Amendment No. 3, duly executed and delivered by each of the Obligors and the Series 2 Lenders and (y) for the account of each Lender that consents to this Amendment No. 3 of an amendment fee in an amount equal to 0.50% of the sum of the Incremental Revolving Credit Exposures and unused Incremental Revolving Credit Commitments, if any, of each Lender.

          Section 5.  Miscellaneous.  The Borrower shall pay all reasonable
                      -------------
expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase, in connection with the preparation, negotiation, execution and delivery of this Amendment No. 3. Except as herein provided, the Series 2 Incremental Revolving Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

      Amendment No. 3 to Series 2 Incremental Revolving Credit Agreement
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                                      -3-

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed by their respective authorized officers as of the day and year first above written.

                                              CHART INDUSTRIES, INC.

                                              By /s/ Michael F. Biehl
                                                 --------------------
                                                Name:  Michael F. Biehl
                                                Title: Chief Financial Officer
                                                        and Treasurer

                                  SUBSIDIARY BORROWER
                                  -------------------

                                              CHART HEAT EXCHANGERS LIMITED

                                              By /s/ John T. Romain
                                                 ------------------
                                                Name: John T. Romain
                                                Title: Assistant Treasurer

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                              SUBSIDIARY GUARANTORS
                              ---------------------

                                              CHART HEAT EXCHANGERS LIMITED
                                              PARTNERSHIP

                                              By:  CHART MANAGEMENT
                                              COMPANY, INC., as its sole general
                                              partner

                                              By /s/ John T. Romain
                                                 ------------------
                                                Name: John T. Romain
                                                Title: Assistant Treasurer

                                              CHART INDUSTRIES FOREIGN SALES
                                              CORPORATION

                                              By /s/ John T. Romain
                                                 ------------------
                                                Name: John T. Romain
                                                Title: Assistant Treasurer

                                              CHART INTERNATIONAL INC.

                                              By /s/ John T. Romain
                                                 ------------------
                                                Name: John T. Romain
                                                Title: Assistant Treasurer

                                              CHART MANAGEMENT COMPANY,
                                              INC.

                                              By /s/ John T. Romain
                                                 ------------------
                                                Name: John T. Romain
                                                Title: Assistant Treasurer

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                                              CHART LEASING, INC.

                                              By /s/ John T. Romain
                                                 ------------------
                                                Name: John T. Romain
                                                Title: Assistant Treasurer

                                              CHART, INC.

                                              By /s/ John T. Romain
                                                 ------------------
                                                Name: John T. Romain
                                                Title: Assistant Treasurer

                                              CHART INTERNATIONAL HOLDINGS,
                                              INC.

                                              By /s/ John T. Romain
                                                 ------------------
                                                Name: John T. Romain
                                                Title: Assistant Treasurer

                                              CHART ASIA, INC.

                                              By /s/ John T. Romain
                                                 ------------------
                                                Name: John T. Romain
                                                Title: Assistant Treasurer

                                              CAIRE INC.

                                              By /s/ John T. Romain
                                                 ------------------
                                                Name: John T. Romain
                                                Title: Assistant Treasurer

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                                              COOLTEL, INC.

                                              By /s/ John T. Romain
                                                 ------------------
                                                Name: John T. Romain
                                                Title: Assistant Treasurer

                                              NEXGEN FUELING, INC.

                                              By /s/ John T. Romain
                                                 ------------------
                                                Name: John T. Romain
                                                Title: Assistant Treasurer

                                              GREENVILLE TUBE, LLC

                                              By /s/ John T. Romain
                                                 ------------------
                                                Name: John T. Romain
                                                Title: Assistant Treasurer

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                                       SERIES 2 LENDERS
                                       ----------------

                                              FIRST MERIT BANK N.A.

                                              By /s/ John F. Neumann
                                                 -------------------
                                                Name: John F. Neumann
                                                Title: Senior Vice President

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